Exhibit 99.2

LOGIQ, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 27, 2022 (the “Separation Date”), Logiq, Inc. (the “Company”, “Logiq”, “we”, “our” and “us”), formerly known as Weyland Tech, Inc., completed the previously announced distribution of its direct ownership interest in GoLogiq, Inc. (formerly known as Lovarra) (“GoLogiq”), consisting of 26,350,756 shares of GoLogiq common stock (collectively, the “GoLogiq Shares”), to the Company’s shareholders of record as of the close of business on December 30, 2021 (the “Record Date”) through a special dividend. The distribution was structured as a spin-off (the “Spin-off”), which occurred by way of a pro rata distribution, on a 1-for-1 basis (the “Distribution”), of the GoLogiq Shares to Logiq’s shareholders of record as of the Record Date (i.e. for every 1 share of Logiq held on December 30, 2021, the holder thereof received 1 share of GoLogiq common stock). As a result, GoLogiq is now an independent public company trading under the symbol “GOLQ” on the OTC PINK tier of the OTC Markets marketplace. After the Distribution, the Company will no longer consolidate GoLogiq into its financial results (the entire transaction being referred to as the “Separation”).

The unaudited pro forma condensed consolidated financial statements have been derived from the Company’s historical consolidated financial statements and give effect to the Separation. The following unaudited Pro Forma Condensed Consolidated Income Statements for the three months ended March 31, 2022 and for each of the years ended December 31, 2021 and 2020 reflect the Company’s results as if the Separation had occurred as of January 1, 2020 in that they reflect the reclassification of GoLogiq, including the Company’s former AppLogiq business, which was transferred to GoLogiq on January 27, 2022, as Discontinued Operations for all periods presented. The adjustments in the “Transaction Accounting Adjustments” column in the unaudited Pro Forma Condensed Consolidated Income Statements for the three months ended March 31, 2022 and for the year ended December 31, 2021 give effect to the Separation and related transactions as if they had occurred as of January 1, 2021. The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2022 reflects the Company’s financial position as if the Separation had occurred on March 31, 2022. After the date of the Separation, the historical financial results of GoLogiq, including the Company’s former AppLogiq business, which was transferred to GoLogiq on January 27, 2022, will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon the best available information and management estimates and are subject to assumptions and adjustments described below and in the accompanying notes to these financial statements. They are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Separation and related transactions been completed on the dates assumed. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. Management believes these assumptions and adjustments are reasonable, given the information available at the filing date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated financial statements have been prepared to include transaction accounting adjustments to reflect the financial condition and results of operations as if the Separation occurred on January 1, 2020.

The pro forma adjustments are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and best reflect the Separation on Logiq’s financial condition and results of operations. The adjustments included within the “GoLogiq Discontinued Operations” column of the unaudited pro forma condensed consolidated financial statements are consistent with the guidance for discontinued operations under GAAP. The Company’s current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 21, 2020.

Within the financial statements and tables presented, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes.

LOGIQ, INC.

Unaudited Pro Forma Condensed Consolidated Income Statement

For the Three Month Ended March 31, 2022

	Historical	GoLogiq Discontinued Operations (a)	Logiq, Inc. Continuing Operations	Transaction Accounting Adjustments	Notes	Pro Forma

Service Revenue	$8,105,384	(3,309,017)	4,796,367	$-		$4,796,367
Cost of Service	5,900,723	(2,235,341)	3,665,382	-		3,665,382
Gross Profit	2,204,661	(1,073,676)	1,130,985	-		1,130,985

Operating Expenses
Depreciation and amortization	1,030,930	(31,283)	999,647	-		999,647
General and administrative	3,600,997	(1,080,986)	2,520,011	(256,531)	(b)	2,263,480
Sales and marketing	299,316	(5,000)	294,316	-		294,316
Research and development	1,257,084	(1,090,500)	166,584	-		166,584
Total Operating Expenses	6,188,327	(2,207,769)	3,980,558	(256,531)		3,724,027

(Loss) from Operations	(3,983,666)	1,134,093	(2,849,573)	256,531		(2,593,042)

Other (Expenses)/Income, net	3,142	-	3,142	-		3,142

Net (Loss) before income tax	(3,980,524)	1,134,093	(2,846,431)	256,531		(2,589,900)
Income tax (Corporate tax)	-	-	-	-		-
Net (Loss)	$(3,980,524)	1,134,093	(2,846,431)	$256,531		$(2,589,900)

Net (Loss) per common share - basic and fully diluted:	(0.1510)					(0.0982)

Weighted average number of basic and fully diluted common shares outstanding	26,367,804					26,367,804

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

LOGIQ, INC.

Unaudited Pro Forma Condensed Consolidated Income Statement

For the Year Ended December 31, 2021

	Historical	GoLogiq. Discontinued Operations (a)	Logiq, Inc. Continuing Operations	Transaction Accounting Adjustments	Notes	Pro Forma

Service Revenue	$37,346,859	(14,340,379)	23,006,480	$-		$23,006,480
Cost of Service	26,290,203	(9,787,285)	16,502,918	-		16,502,918
Gross Profit	11,056,656	(4,553,094)	6,503,562	-		6,503,562

Operating Expenses
Depreciation and amortization	3,782,136	(125,133)	3,657,003	-		3,657,003
General and administrative	18,166,721	(9,234,095)	8,932,626	8,219,983	(b)	17,152,609
Sales and marketing	2,296,483	(122,300)	2,174,183	-		2,174,183
Research and development	7,400,732	(6,718,168)	682,564	-		682,564
Total Operating Expenses	31,646,072	(16,199,696)	15,446,376	8,219,983		23,666,359

(Loss) from Operations	(20,589,416)	11,646,602	(8,942,814)	(8,219,983)		(17,162,797)

Other (Expenses)/Income, net	474,510	76,937	551,447	(76,937)	(b)	474,510

Net (Loss) before income tax	(20,114,906)	11,723,539	(8,391,367)	(8,296,920)		(16,688,287)
Income tax (Corporate tax)	(11,881)	11,881	-	(11,881)	(b)	(11,881)
Net (Loss)	$(20,126,787)	11,735,420	(8,391,367)	$(8,308,801)		$(16,700,168)

Net (Loss) per common share - basic and fully diluted:	(0.9499)					(0.7882)

Weighted average number of basic and fully diluted common shares outstanding	21,187,556					21,187,556

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

LOGIQ, INC.

Unaudited Pro Forma Condensed Consolidated Income Statement

For the Year Ended December 31, 2020

	Historical	GoLogiq Discontinued Operations (s)	Logiq, Inc. Continuing Operations	Transaction Accounting Adjustments	Notes	Pro Forma

Service Revenue	$37,910,393	$(22,758,572)	$15,151,821	$-		$15,151,821
Cost of Service	31,546,948	(19,094,090)	12,452,858	-		12,452,858
Gross Profit	6,363,445	(3,664,482)	2,698,963	-		2,698,963

Operating Expenses
Depreciation and amortization	1,966,045	(113,533)	1,852,512	-		1,852,512
General and administrative	10,994,815	(6,611,133)	4,383,682	5,686,777	(b)	10,070,459
Sales and marketing	1,423,909	(1,016,625)	407,284	-		407,284
Research and development	6,244,704	(5,953,913)	290,791	-		290,791
Total Operating Expenses	20,629,473	(13,695,204)	6,934,269	5,686,777		12,621,046

(Loss) from Operations	(14,266,028)	10,030,722	(4,235,306)	(5,686,777)		(9,922,083)

Other (Expenses)/Income, net	(243,641)	(16,748)	(260,389)	16,748	(b)	(243,641)

Net (Loss) before income tax	(14,509,669)	10,013,974	(4,495,695)	(5,670,029)		(10,165,724)
Income tax (Corporate tax)	-	-	-	-		-
Net (Loss)	$(14,509,669)	$10,013,974	$(4,495,695)	$(5,670,029)		$(10,165,724)

Net (Loss) per common share - basic and fully diluted	(1.1444)					(0.8018)

Weighted average number of basic and fully diluted common shares outstanding	12,678,904					12,678,904

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

LOGIQ, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

At March 31, 2022

	Historical	GoLogiq Discontinued Operations (a)	Logiq, Inc. Continuing Operations	Transaction Accounting Adjustments	Notes	Pro Forma

ASSETS
Non-current assets
Intangible assets, net	13,779,993	(457,649)	13,322,344	-		13,322,344
Property and equipment, net	140,246	-	140,246	-		140,246
Goodwill	5,577,926	-	5,577,926	-		5,577,926
Total non-current assets	19,498,165	(457,649)	19,040,516	-		19,040,516

Current assets
Accounts receivable	2,857,200	-	2,857,200	-		2,857,200
Right to use assets - operating lease	173,803	-	173,803	-		173,803
Prepayment, deposit and other receivables	606,627	(411,151)	195,476	190,000	(c)	385,476
Restricted cash	22,045	-	22,045	-		22,045
Cash and cash equivalents	3,749,303	(425,331)	3,323,972	137,567	(d)	3,461,539
Total current assets	7,408,978	(836,482)	6,572,496	327,567		6,900,063
Total assets	$26,907,143	$(1,294,131)	$25,613,012	$327,567		$25,940,579

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	2,159,995	(469,937)	1,690,058	469,937	(c)	2,159,995
Accruals and other payables	1,732,925	(389,183)	1,343,742	332,190	(c)	1,675,932
Deferred revenue	3,154	-	3,154	-		3,154
Lease liability - operating lease	173,803	-	173,803	-		173,803
Deposits received for share to be issued	17,100	(17,100)	-	17,100	(c)	17,100
Total current liabilities	4,086,977	(876,220)	3,210,757	819,227		4,029,984

Non-Current Liabilities
Other loan	10,000	-	10,000	-		10,000
Total non-current liabilities	10,000	-	10,000	-		10,000
Total liabilities	$4,096,977	$(876,220)	$3,220,757	$819,227		$4,039,984

STOCKHOLDERS’ EQUITY
Common stock, $0.0001 par value, 250,000,000 shares authorized, 29,169,516 shares issued and outstanding as of March 31, 2022	2,917	-	2,917	-		2,917
Additional paid-in capital	84,068,490	(81,362,393)	2,706,097	-		2,706,097
Capital reserves	24,969,396	10,816,317	35,785,713	-		35,785,713
Accumulated deficit brought forward	(86,230,637)	70,128,165	(16,102,472)	(491,660)		(16,594,132)
Total stockholder’s equity	22,810,166	(417,911)	22,392,255	(491,660)		21,900,595
Total liabilities and stockholders’ equity	$26,907,143	$(1,294,131)	$25,613,012	$327,567		$25,940,579

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

GoLogiq Discontinued Operations:

(a)	Reflects the discontinued operations, including associated assets, liabilities, and equity and results of operations attributable to GoLogiq, including the Company’s former AppLogiq business, which was transferred to GoLogiq on January 27, 2022, which were included in the Company’s historical financial statements. In accordance with ASC 205-20, Presentation of Financial Statements - Discontinued Operations, the amounts exclude the following:

i.	General corporate overhead costs which were historically allocated to GoLogiq, including the Company’s former AppLogiq business, that do not meet the requirements to be presented in discontinued operations. Such allocations include labor and non-labor expenses related to the Company’s corporate support functions (e.g., finance, accounting, tax, treasury, IT, HR, legal, among others) that historically provided support to GoLogiq, including the Company’s former AppLogiq business.

ii.	The impact of intercompany purchases and sales between GoLogiq, including the Company’s former AppLogiq business, and the Company that were eliminated in consolidation.

iii.	The acquisition by GoLogoq of substantially all the assets of Logiq’s former AppLogiq business segment (also known as CreateApp) was accounted for as a business combination in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the results of GoLogiq’s operations included in the Company’s consolidated financial statements from January 1, 2022. Goodwill has been measured as the excess of the total consideration over the amounts assigned to identifiable assets acquired and liabilities assumed.

Transaction Accounting Adjustments:

(b)	Reflects the amounts representing the expenses, assets, liabilities, and equity attributable to GoLogiq, including the Company’s former AppLogiq business, included in the Company’s historical financial statements which will be accounted for as a discontinued operation within the Company’s financial statements on a go-forward basis. The impact of transactions that will remain in effect following the Spin-Off related to the Company’s reselling of GoLogiq’s products and other continuing arrangements with GoLogiq have not been adjusted and remain reflected within historical results.

(c)	These accounting adjustments have been allocated on the basis of direct usage when identifiable, with the remainder allocated on a pro-rata basis of expenses, headcount or other systematic measures that reflect utilization of services provided to or benefits received by GoLogiq.

(d)	Reflects the trading account for GoLogiq.